W.P. Stewart & Co. Growth Fund, Inc.

Supplement dated November 1, 2006
to Amendment dated August 29, 2006 and
Prospectus dated May 1, 2006

     Effective January 1, 2007, the W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) will charge a 1% redemption fee on the proceeds (calculated at market value) of a redemption of Fund shares made within sixty days of the purchase date. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

      The Fund’s prospectus is modified as follows.

     The following information replaces in its entirety the information appearing under the heading “FEES AND EXPENSES” on page 6 of the prospectus:

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Load	None
Maximum Sales Load Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of the amount redeemed)(1)	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.50%
Distribution (12b-1) Fees	None
Other Expenses	0.38%

Total Fund Operating Expenses(2)	1.88%

(1)	Effective January 1, 2007, the Fund will charge a redemption fee. The redemption fee will be charged only if you redeem your shares within sixty days after the date of purchase of such shares. The redemption fee will not apply to shares that are acquired by reinvestment of dividends or other distributions of the Fund. In addition, the Fund may waive such redemption fee where such shares are purchased through or held in a vehicle where the vehicle sponsor has demonstrated to the Fund that either (a) a similar type of fee is imposed or (b) as determined by the Fund, short-term trading is otherwise adequately prohibited, prevented or deterred.
(2)	The Adviser has voluntarily agreed to waive advisory fees and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average net assets of the Fund up to $30 million, 2% of average net assets of the Fund of the next $70 million up to $100 million, and 1.5% of the average net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement between the Fund and the Adviser and may be discontinued at any time. In addition, the Adviser voluntarily bears or reimburses the cost of certain services incurred by the Fund, including audit, legal, distribution and other miscellaneous expenses, although this arrangement may change in the future. The amount of the expenses for services borne or reimbursed by the Adviser was $330,949 for the year ended December 31, 2005. If the Adviser had not borne or reimbursed expenses, the Total Fund Operating Expenses would have been 2.24%.

     The following sentence replaces in its entirety the information contained in the second sentence of the first paragraph under the heading “REDEMPTIONS AND DISTRIBUTIONS” on page 13 of the prospectus:

      The redemption price will be the net asset value of the shares next computed following receipt of the redemption request in proper form by the Fund, less a redemption fee (with effect from January 1, 2007) equal to 1.00% of the gross redemption proceeds if the shares are redeemed sixty days or less from the date of purchase.

     The following sentence replaces in its entirety the information contained in the first sentence of the second paragraph under the heading “REDEMPTIONS AND DISTRIBUTIONS” on page 13 of the prospectus:

      The Fund may require the redemption of your shares in full (less a 1.00% redemption fee, with effect from January 1, 2007, if the shares are redeemed sixty days or less from the date of purchase) if (i) the net asset value of your shares is reduced to less than $10,000 due to redemptions made by you, or (ii) the Fund determines or has reason to believe that your ownership of such shares will cause the Fund to be in violation of, or require registration of any such shares or subject the Fund to additional registration or regulation under, the securities laws of any relevant jurisdiction.

     The following six paragraphs are added at the end of the section captioned “REDEMPTIONS AND DISTRIBUTIONS” on page 14 of the prospectus:

     With effect from January 1, 2007, the Fund will charge a redemption fee for any shares of beneficial interest of the Fund that are redeemed sixty days or less after the date of purchase of such shares. The fee is paid to the Fund to offset extra costs associated with short-term trading, such as portfolio transactions and administrative costs. In addition, the Fund hopes that the fee will discourage short-term trading of its shares. The Fund may modify, terminate or waive this fee at any time.

     The Fund uses a “first-in, first-out” method to determine how long you have held your shares. This means that if you bought shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

     In addition, the Fund will waive such redemption fee where such shares are (i) acquired by reinvestment of dividends or other distributions of the Fund, or (ii) purchased through or held in a vehicle where the vehicle sponsor has demonstrated to the Fund that either (a) a similar type of fee is imposed or (b) as determined by the Fund, short-term trading is otherwise adequately prohibited, prevented or deterred. You should contact your vehicle sponsor to determine whether it imposes a redemption fee or has such a policy in place, and whether your vehicle sponsor has arranged with the Fund to have the redemption fee waived.

     The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. In addition to the circumstances noted above, the Fund reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the Securities and Exchange Commission (“SEC”) or other regulators.

     If your shares are held through a financial intermediary in an omnibus or other group account, the Fund relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts.

INVESTMENT COMPANY ACT FILE NO. 811-8128